united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-22208

Valued Advisers Trust
(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450	Cincinnati, OH 45246
(Address of principal executive offices)	(Zip code)

Ultimus Fund Solutions, LLC

Attn: Gregory Knoth

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	5/31

Date of reporting period:	11/30/2019

Item 1. Reports to Stockholders.

BFS Equity Fund

SEMI-ANNUAL REPORT

November 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (855) 575-2430 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (855) 575-2430. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

185 Asylum Street ● City Place II ● Hartford, CT 06103 ● (855) 575-2430

BFS Equity Fund
Letter to Shareholders

Dear Fellow Shareholders,

Greetings in the New Year! This semi-annual report covers the six-month period from June 1, 2019 through November 30, 2019.

On June 1, 2019, the BFS Equity Fund (the “Fund”) had net assets of $36.0 million. During the six-month period, the net assets of the Fund increased 17.9% to $42.4 million as of November 30, 2019. This growth was driven both by inflows from investors into the Fund, as well as by the positive investment returns achieved by the Fund over the six months. As of November 30, 2019, there were over 685 investors in the Fund.

This report includes a commentary from the Lead Portfolio Manager, Tim Foster, and Co-Portfolio Managers, Tom Sargent and Keith LaRose. You will also find a listing of the portfolio holdings as of November 30, 2019, as well as financial statements and detailed information about the performance and positioning of the Fund.

As 2019 draws to a close, the year will be remembered as a continuation of the longest expansion on record in the U.S., central bank balance sheet contraction followed by expansion, negative interest rate debt totaling over $17 trillion at one point, and a U.S.-China trade war. It was also a year that saw an increase in the momentum of innovation encompassing artificial intelligence, automation, sustainability, and solutions to combat the negative impact of climate change.

As we head into 2020, politics – namely the U.S. presidential election – will bring policy uncertainty, while the impact of the impeachment trial should be clarified once the Senate addresses the articles of impeachment. Internationally, it is expected that the implications of Brexit will be better understood by the year-end, if not sooner. And the Phase 1 trade deal with China should eventually be signed, resulting in tariff rollbacks and increased purchases of U.S. agricultural products by China.

There is general agreement among analysts that interest rates and unemployment rates should stay relatively low, although wage inflation could prove to be a headwind. Other possible headwinds include tax-cut driven payouts falling back to normal levels, reduced company share buybacks, and anti-trust investigations of some of the FAANG stocks.

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Notwithstanding these possible headwinds, a better GDP trajectory and continued earnings growth, as driven by the consumer (housing, jobs), should help support equity valuations.

To mitigate these and other risks, our investment strategy focuses on the long-term investment in quality growth stocks that are positioned to provide a margin of safety in the case of economic or market weakness. Of the 43 companies which the Fund owned as of November 30, 2019, 36 paid dividends, and several are so-called “dividend aristocrats” – companies which have increased their dividend payouts annually for the past 25 years. We continue to believe the Fund’s ownership of shares in quality companies with strong brands, sound business models, good balance sheets, professional management, and robust cash flows should be able to withstand market corrections, even bear markets, and perform well over the longer term.

The Portfolio Managers of the BFS Equity Fund and I are shareholders together with you. We thank you for the trust that you have placed in us to manage your assets.

Sincerely,

Stephen L. Willcox
President
Bradley, Foster & Sargent, Inc.

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BFS Equity Fund
Portfolio Managers Letter

TO OUR SHAREHOLDERS

November 30, 2019 marks the sixth anniversary for the BFS Equity Fund (the “Fund”). During this six-year period, the Fund has improved its net asset value from $10.00 to $17.46 per share. For the six-month semiannual period from June 1, 2019 to November 30, 2019, the Fund produced a total return of +13.38%. For the trailing twelve-month period, the Fund produced a return of +17.13%. The S&P 500 Index (“S&P 500”) produced a total return of +15.26% for the comparable six-month period and +16.11% for the comparable twelve-month period. Over the six years since inception, the Fund has produced average yearly returns of +10.57% on an annualized basis.

It has been a good six years to be in the market. Stocks have enjoyed a relatively stable period of low inflation, low interest rates and modest, but consistent economic growth. This has led to a period of relatively low volatility in the market, with a brief exception in the fourth quarter of 2018 when the market experienced a near 20% correction, largely driven by an untimely tightening of monetary policy. The Federal Reserve reversed course in 2019, lowering the Fed Funds rate three times through the end of November and the stock market resumed its upward trajectory.

The correction that did occur during the last quarter of 2018 squeezed out entirely the advance the market made during the first three quarters of 2018, to end the year with a loss of -4%. Given that S&P 500 profits were up in the mid +20% range, that was a very unlikely outcome. This year, S&P 500 profits are up mid-single digits and the market is up mid +20% through the end of November. This is yet another unlikely outcome, but one that leads us to believe that this year’s market gains are playing catch up to last year’s corporate profit gains and not borrowing on next year’s earnings.

MARKET COMMENTARY

The current bull market is now pushing toward a record level in both magnitude and duration. In this context it might be fair to assume that we may be late in this cycle and that a recession and/or significant market pullback may be close at hand. The simple sentence that has often derailed investors in the past is: “It’s different this time.” Well, we think it might be.

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Bull markets don’t die of old age, they die of excess. Market corrections are just that – a revaluation that eliminates the excesses built up in the prior cycle. Market conditions in the fourth quarter of 2019 failed to register many of the excesses seen in prior Market-Tops. From the market peaks in 2001 and 2007, the correction process eliminated nearly 50% of the market’s value. These valuation resets often behave in a pendulum-like manner, whereby emotions of both the greed and fear variety can overshoot the fair value mark on both the downside as well as the upside.

We believe the current valuation of the market seems close-to-fair, skewed somewhat to the upside. Most stock valuations fall within a range of about 9 times earnings on the low side to 25 times earnings on the high side, the exceptions being highly cyclical companies with large swings in earnings and very high growth companies, where investors are willing to pay a high price today for expected high earnings in the future. The P/E of the market today is about 18 times earnings. The 30-year average is closer to 16, so a modest premium exists today reflecting the extremely low levels of both inflation and interest rates. Present values of future earnings are simply worth more today when inflation is not eroding future purchasing power and lower prevailing interest rates raise present discounted values. And importantly, corporate earnings are expected to grow at a mid-single digit pace in 2020 as they have in 2019. Valuation does not appear to be excessive.

Monetary and fiscal policies also have notable impacts on the market. Trillion-dollar budget deficits certainly suggest fiscal policy of a stimulative nature. Real interest rates of close to zero suggest a very accommodative monetary policy as well. Real GDP growth is currently running around 2%. This is well below the “economic speed limit” and hardly excessive. Signals from Washington suggest neither of these policies will be reversing any time soon.

Speculation is another factor of excess. Speculation can be in evidence on both the institutional and individual investor fronts. Merger and Acquisition (M&A), as well as Initial Public Offering (IPO) activity often spikes near Market-Tops. While the absolute value of M&A activity is at record levels relative to the current market capitalization, it is well within bounds. IPO activity appeared somewhat frothier earlier this year, but the bulk of IPOs sold in 2019 are now trading below their original offering prices. From the perspective of the individual investor, the virtual definition of a top is when everyone is already on board. Remarkably, almost half a trillion dollars has been pulled from equity mutual funds and Exchange-Traded Funds (ETFs) since the market bottom in 2009, while

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nearly two trillion risk-averse dollars have been added to fixed income funds and ETFs at a time when interest rates are near their all-time lows. This time, speculative excess may be the hallmark of the fixed income markets rather than equity markets.

Several other Market-Top signposts are notably absent from the current market as well. Credit spreads are a good indicator of the likelihood of corporate bond defaults. At present, credit spreads are relatively well behaved with little indication of impending doom. Narrowing market leadership is another indicator of a market losing its upward momentum. Remember the “Nifty Fifty” of the 70s, the “Five Horsemen” of the 90s and the “FAANGs” of more recent vintage? These were the handful of stocks that drove the stock market to a peak in prior cycles. Presently, though, most stock sectors are behaving well. In fact, there has been a recent emergence of value stocks performing in line with the growth favorites that have led this cycle since the 2009 bottom. The Market-Top list continues with an inverted yield curve. This red flag appeared several months ago but has since reversed itself. Commodity prices often spike near Market-Tops, but commodities from grains to metals to energy are now generally quiescent and far from prior peaks.

To sum it up, we generally find ourselves in a growing economy with full employment, little inflationary pressure, an accommodative Fed, and a stock market that appears fully, but not overly valued. Excess does not appear to be the Barbarian at the Gate to close the chapter on this cycle. Good news, indeed!

But, (you knew this was coming), every element cited above can, and will, change. We follow an extended checklist and will adjust both portfolio holdings and general aggressiveness guided by changes in these elements and additional signposts. Through several decades of investing, we have rarely let politics be a primary driver of strategy; however, this time, it may be different, as well. The divisiveness of our current two-party system has never been so extreme. Regardless of where your own politics may lie, capitalism is at the heart of the productive resources in this country and hence of the stock market. Pro-capitalist policies are generally good for the market. Pro-socialist policies are generally not. In our view, should the election process over the next eleven months shift in favor of more government control and less free enterprise, the equity market will likely suffer as a result.

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One further thought – a reminder about volatility. While the largest drawdown during the six-month period was only 6%, the typical drawdown in the equity market in any given year is roughly 14%. So even with the stars aligned for a generally conducive equity backdrop, a 10-15% pullback should not be unexpected.

INVESTMENT COMMENTARY

Information Technology

The information technology sector was the Fund’s heaviest weighted sector at 26.4%, an overweighting to the S&P 500 information technology sector weighting of 22.8%. In general, we see the information technology sector exhibiting the best prospects for growth versus all other S&P 500 sectors. Stock selection within the sector led to a total return of +19.5% during the period versus +23.5% for the benchmark. Apple was the Fund’s top-performing stock (+53.7%) during the period, but it was underweighted relative to the benchmark. Of the Fund’s holdings in this sector, only Cisco had a negative return for the period (-11.7%), but we continue to hold Cisco and have recently added to the position, given the attractive relative valuation, dividend and growth prospects, especially in future 5G build-outs. We added three new tech positions during the period: Ceridian Holdings, Fiserv and SS&C Technologies. All provide essential software and services to the financial services industries, as well as corporate HR departments.

Healthcare

Healthcare continued as the Fund’s second heaviest weighting at 17.7% versus the S&P 500 healthcare weighting of 14.1%. The Fund’s total return of +8.4% during the period trailed the S&P 500 sector return of +15.1%. Healthcare runs a close second to information technology in terms of what we believe are the best prospects for growth. Zoetis was the Fund’s top performer (+19.6%). Two stocks, which formerly contributed positively to relative returns, slipped during the period. Johnson & Johnson lost -1.0% and was sold, given the enormous wave of product liability cases the company faces. Mettler Toledo simply got ahead of itself in valuation. We added to the position, given the current weakness. UnitedHealth Group was the sector’s worst performing stock (-9.3%). The political winds suggesting Medicare-for-all delivered a crushing, but somewhat temporary, blow to many healthcare stocks. Unfortunately, we lost our conviction and sold the stock at a loss. It was an untimely sale, given the subsequent rebound in the stock’s price.

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Industrial

The industrial sector was the Fund’s third largest weighting at 15.0%, a significant overweight to the S&P 500 at 9.3%. Relative performance was a win, with the Fund’s total return during the period of +19.4% beating the benchmark return of +15.0%. All but one industrial holding provided a positive return with Raytheon leading the pack (+25.9%) and Stanley Black & Decker close behind (+25.8%). Fortive was the odd man out with a return of -5.0%. Trade negotiations were a vital influence on the group with large daily price movements dependent on negotiation chatter. 3M was sold during the period for the same reason we sold J&J. The PFAS liability the company faces could be very significant, and we chose to sidestep the risk. One new purchase is Boeing. The 737 Max issue has provided an attractive entry point. In a global duopoly with Airbus, Boeing will most certainly get their planes back in the air.

Financials

Financials ranked fourth largest among our sector weightings in the Fund, weighing in at 10.0%, but underweighted to the S&P 500 financials weighting of 13.1%. Every financial holding in the Fund contributed to the sector’s +14.8% return for the period, but was shy of the benchmark return of +17.1%. The banks performed especially well, with J.P. Morgan contributing the best return of +26.2%, followed by Citigroup with +22.6%.

Consumer Discretionary

Weighing in at 7.7%, consumer discretionary stocks were somewhat underweighted versus the S&P 500 weighting of the sector at 9.8%. The Fund outperformed the benchmark with a return of +13.1% versus +10.1% for the S&P 500. The Fund’s largest contributor was Nike (+21.8%). Home Depot was second (+17.7%). Amazon had a somewhat disappointing return of +1.5%, but the Fund’s weighting in Amazon was well below the benchmark weighting. We still believe Amazon offers great growth prospects going forward, but we are cautious at the current valuation.

Consumer Staples

The Fund’s consumer staples sector weighting was 5.9% versus 7.2% for the benchmark. The Fund’s performance of +13.0% was in line with the benchmark performance of +12.9%. Costco, “everybody’s” favorite place to shop for value, was our standout performer at +25.7%. Constellation Brands and Mondelez contributed positive mid-single digit returns.

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Communication Services

We own two stocks in the communication services sector: Alphabet and Disney. Both produced attractive returns of +17.9% and +15.5%, respectively. The Fund was underweight the sector at 5.7% versus 10.5% for the benchmark, but outperformed the benchmark with the Fund returning +16.9% versus the benchmark return of +13.9%. (While we had owned Facebook, we exited our position in the first half of the fiscal year.)

Materials

The Fund had only two holdings in the materials sector. Our longtime holding of Ecolab was relatively flat for the period at a +1.9% return, but our single gold holding, Agnico Eagle Mines, performed well (+16.8%).

Energy

Energy continues to shrink as an S&P 500 sector, down to 4.2% as measured against the prior six-month period of the index. The Fund was underweight the benchmark at 2.2%. Chevron produced a total return of +5.0%, with help from a healthy dividend. EOG Resources, which is more leveraged to falling energy prices, declined -16.7% and was sold.

Real Estate

The Fund’s single exposure to real estate is Weyerhaeuser, which performed well, contributing a return of +18.1% for the period. Low mortgage rates, good household formation and a housing market that, in general, is still in recovery mode provided a constructive backdrop for lumber prices and a positive outlook for Weyerhaeuser.

CLOSING COMMENTS

Our portfolio remains fairly concentrated with 43 holdings, and our turnover remains relatively low (an annual rate of 23.8% over the six-month period). We generally buy names with at least a 3-5 year outlook and will likely own most of these names for many years to come.

The forward P/E of the market has been fairly consistent in the 16-18 range for several years. So has the low level of interest rates. If rates remain at these low levels, which the Fed has implied as likely, then one might expect market returns in keeping with a roughly 18 multiple on earnings 5-7% higher than 2019. While the robust returns thus far in 2019

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may have been playing catch up from the robust earnings gains of 2018, it might be wise to temper expectations for 2020 returns to something well below the recent trendline. The 2020 election may prove to be the wildcard.

We at Bradley, Foster & Sargent, Inc. look forward to serving you through our management of the BFS Equity Fund. Thank you for placing your capital under our care.

Timothy Foster Lead Portfolio Manager	Keith LaRose Co-Portfolio Manager	Thomas Sargent Co-Portfolio Manager

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from net investment income and net realized capital gains (the net profits earned upon the sale of securities that have grown in value), less the losses for the sale of securities that decreased in value and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During periods of reimbursement the Fund’s total return will be greater than it would be had the reimbursement not occurred. How the Fund did in the past is no guarantee of how it will do in the future.

9

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in the Fund, on November 8, 2013. The following chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

The chart above assumes an initial investment of $10,000 made on November 8, 2013 (commencement of operations) held through November 30, 2019. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (855) 575-2430. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

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BFS Equity Fund

SEMI-ANNUAL
PERFORMANCE REVIEW
(UNAUDITED)

The Fund performed modestly behind the S&P 500 for the six-month period ended November 30, 2019, returning +13.38% versus +15.26% for the S&P 500. For the trailing twelve-month period, the Fund outpaced the S&P 500 with a return of +17.13% versus +16.11% for the S&P 500.

Key Detractors from Relative Results

1.

The timing of the Fund’s purchase and sale of UnitedHealth Group led to the unfortunate outcome of buying high and selling low. UNH is the leading managed healthcare company, but we simply lost confidence given the debate over universal healthcare.

2.	Soft oil prices led to a leveraged reaction in EOG Resources, which was also sold at a loss.

3.	Higher weightings in information technology (particularly in Apple which returned +53.7%) and financials would have helped to enhance performance.

Key Contributors to Relative Results

1.	The Fund’s top ten positions all contributed positively to absolute performance.

2.	The large overweight (15.0% vs. 9.3%) and outperformance of the S&P 500 industrial sector (+19.4 vs. +15.0%) was also a significant contributor to the Fund’s performance versus the S&P 500.

3.	Although a small weighting, Weyerhaeuser led to the best sector performance relative to the benchmark in the real estate sector.

FUND INFORMATION

November 30, 2019

ASSET ALLOCATION

(as a percentage of total investments)

TEN LARGEST HOLDINGS (%)	FUND
Alphabet Inc. Class A	3.1
Agnico Eagle Mines Limited	2.8
JPMorgan Chase	2.8
Danaher	2.8
Fiserv	2.7
Walt Disney	2.7
Chubb Limited	2.7
Citigroup	2.7
Oracle	2.7
SS&C Technologies	2.6

SECTOR DIVERSIFICATION (%)	FUND	S&P 500
Information Technology	26.4	22.8
Healthcare	17.7	14.1
Industrial	15.0	9.3
Financials	10.0	13.1
Consumer Discretionary	7.7	9.8
Consumer Staples	5.9	7.2
Communication Services	5.7	10.5
Materials	5.0	2.7
Real Estate	2.4	3.0
Energy	2.2	4.2
Cash Equivalents	2.0	0.0
Utilities	0.0	3.3

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.

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BFS Equity Fund

Investment Results (Unaudited)

Average Annual Total Returns(a) (For the periods ended November 30, 2019)

	Six Months	One Year	Three Year	Five Year	Since Inception (November 8, 2013)
BFS Equity Fund	13.38%	17.13%	15.38%	10.30%	10.57%
S&P 500® Index (b)	15.26%	16.11%	14.88%	10.98%	12.20%
Dow Jones Industrial Average® (c)	14.42%	12.48%	16.32%	12.20%	12.69%

Total annual fund operating expenses, as disclosed in the BFS Equity Fund’s (the “Fund”) prospectus dated September 28, 2019, were 1.57% of average daily net assets (1.25% after fee waivers/expense reimbursements by Bradley, Foster & Sargent, Inc. (the “Adviser”)). The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until September 30, 2020, so that Total Annual Fund Operating Expenses does not exceed 1.00%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of the Valued Advisers Trust (the “Trust”), and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including exchange-traded funds, that have their own expenses. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 575-2430.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b)

The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The Dow Jones Industrial Average® is a widely recognized unmanaged index of equity prices and is representative of a narrower market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

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BFS Equity Fund
Schedule of Investments (Unaudited)

November 30, 2019

	Shares	Fair Value
COMMON STOCKS — 97.99%

Aerospace & Defense — 6.48%
Boeing Company (The)	2,500	$915,450
Raytheon Company	4,000	869,680
United Technologies Corporation	6,500	964,210
		2,749,340
Banks — 5.45%
Citigroup, Inc.	15,000	1,126,800
JPMorgan Chase & Company	9,000	1,185,840
		2,312,640
Beverages — 2.19%
Constellation Brands, Inc., Class A	5,000	930,300

Chemicals — 2.20%
Ecolab, Inc.	5,000	933,350

Communications Equipment — 2.46%
Cisco Systems, Inc.	23,000	1,042,130

Consumer Finance — 1.84%
American Express Company	6,500	780,780

Electronic Equipment, Instruments & Components — 4.64%
Amphenol Corporation, Class A	10,000	1,040,000
TE Connectivity Ltd.	10,000	927,100
		1,967,100
Entertainment — 2.68%
Walt Disney Company (The)	7,500	1,136,850

Equity Real Estate Investment Trusts (REITs) — 2.44%
Weyerhaeuser Company	35,000	1,032,850

Food & Staples Retailing — 2.47%
Costco Wholesale Corporation	3,500	1,049,335

Food Products — 1.24%
Mondelez International, Inc., Class A	10,000	525,400

See accompanying notes which are an integral part of these financial statements.	13

BFS Equity Fund
Schedule of Investments (Unaudited) (continued)

November 30, 2019

	Shares	Fair Value
COMMON STOCKS — 97.99% - continued

Health Care Equipment & Supplies — 6.78%
Abbott Laboratories	8,000	$683,600
Danaher Corporation	8,000	1,167,840
Stryker Corporation	5,000	1,024,300
		2,875,740
Hotels, Restaurants & Leisure — 1.71%
Starbucks Corporation	8,500	726,155

Insurance — 2.68%
Chubb Ltd.	7,500	1,136,100

Interactive Media & Services — 3.08%
Alphabet, Inc., Class A(a)	1,000	1,304,090

Internet & Direct Marketing Retail — 2.13%
Amazon.com, Inc.(a)	500	900,400

IT Services — 4.75%
Automatic Data Processing, Inc.	5,000	853,900
Fiserv, Inc.(a)	10,000	1,162,400
		2,016,300
Life Sciences Tools & Services — 6.68%
Illumina, Inc.(a)	3,200	1,026,432
Mettler-Toledo International, Inc.(a)	1,200	863,292
Thermo Fisher Scientific, Inc.	3,000	941,850
		2,831,574
Machinery — 8.49%
Caterpillar, Inc.	6,500	940,745
Deere & Company	5,000	840,250
Fortive Corporation	11,000	793,870
Stanley Black & Decker, Inc.	6,500	1,025,310
		3,600,175
Metals & Mining — 2.81%
Agnico Eagle Mines Ltd.	20,000	1,192,000

Oil, Gas & Consumable Fuels — 2.21%
Chevron Corporation	8,000	937,040

14	See accompanying notes which are an integral part of these financial statements.

BFS Equity Fund
Schedule of Investments (Unaudited) (continued)

November 30, 2019

	Shares	Fair Value
COMMON STOCKS — 97.99% - continued

Pharmaceuticals — 4.20%
Novartis AG - ADR	9,500	$876,850
Zoetis, Inc.	7,500	903,900
		1,780,750
Software — 12.02%
Adobe, Inc.(a)	3,000	928,590
Ceridian HCM Holding, Inc.(a)	15,000	905,400
Microsoft Corporation	7,000	1,059,660
Oracle Corporation	20,000	1,122,800
SS&C Technologies Holdings, Inc.	18,000	1,080,900
		5,097,350
Specialty Retail — 2.08%
Home Depot, Inc. (The)	4,000	882,040

Technology Hardware, Storage & Peripherals — 2.52%
Apple, Inc.	4,000	1,069,000

Textiles, Apparel & Luxury Goods — 1.76%
NIKE, Inc., Class B	8,000	747,920

Total Common Stocks (Cost $27,358,297)		41,556,709

MONEY MARKET FUNDS — 2.00%

Fidelity Investments Money Market Government Portfolio, Institutional Class, 1.57%(b)	848,228	848,228
Total Money Market Funds (Cost $848,228)		848,228

Total Investments — 99.99% (Cost $28,206,525)		42,404,937

Other Assets in Excess of Liabilities — 0.01%		3,717

NET ASSETS — 100.00%		$42,408,654

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of November 30, 2019.

ADR - American Depositary Receipt

The industries shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.	15

BFS Equity Fund
Statement of Assets and Liabilities (Unaudited)

November 30, 2019

Assets
Investments in securities at fair value (cost $28,206,525) (Note 3)	$42,404,937
Receivable for fund shares sold	1,267
Dividends receivable	39,848
Tax reclaims receivable	920
Prepaid expenses	20,885
Total Assets	42,467,857
Liabilities
Payable to Adviser (Note 4)	17,179
Payable to Administrator (Note 4)	6,751
Distribution (12b-1) fees accrued (Note 4)	17,106
Payable to trustees	482
Other accrued expenses	17,685
Total Liabilities	59,203
Net Assets	$42,408,654
Net Assets consist of:
Paid-in capital	$27,476,502
Accumulated earnings	14,932,152
Net Assets	$42,408,654
Shares outstanding (unlimited number of shares authorized, no par value)	2,428,600
Net asset value, offering and redemption price per share (Note 2)	$17.46

16	See accompanying notes which are an integral part of these financial statements.

BFS Equity Fund
Statement of Operations (Unaudited)

For the six months ended November 30, 2019

Investment Income
Dividend income	$292,825
Total investment income	292,825
Expenses
Investment Adviser fees (Note 4)	149,541
Distribution (12b-1) fees (Note 4)	49,847
Administration fees (Note 4)	19,000
Registration expenses	14,809
Fund accounting fees (Note 4)	12,500
Legal fees	11,401
Transfer agent fees (Note 4)	9,000
Audit and tax preparation fees	8,750
Printing and postage expenses	4,355
Trustee fees	3,370
Insurance expenses	2,295
Custodian fees	2,108
Miscellaneous	14,380
Total expenses	301,356
Fees contractually waived by Adviser (Note 4)	(52,581)
Net operating expenses	248,775
Net investment income	44,050
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	281,918
Net change in unrealized appreciation on investments	4,576,223
Net realized and change in unrealized gain on investments	4,858,141
Net increase in net assets resulting from operations	$4,902,191

See accompanying notes which are an integral part of these financial statements.	17

BFS Equity Fund
Statements of Changes in Net Assets

Increase (Decrease) in Net Assets due to:	For the Six Months Ended November 30, 2019 (Unaudited)	For the Year Ended May 31, 2019
Operations
Net investment income	$44,050	$97,347
Net realized gain on investment securities transactions	281,918	715,995
Net change in unrealized appreciation on investments	4,576,223	1,346,387
Net increase in net assets resulting from operations	4,902,191	2,159,729
Distributions to Shareholders from Earnings (Note 2)	—	(1,113,363)
Capital Transactions
Proceeds from shares sold	2,528,275	5,524,451
Reinvestment of distributions	—	950,796
Amount paid for shares redeemed	(982,093)	(3,311,176)
Net increase in net assets resulting from capital transactions	1,546,182	3,164,071
Total Increase in Net Assets	6,448,373	4,210,437
Net Assets
Beginning of period	35,960,281	31,749,844
End of period	$42,408,654	$35,960,281
Share Transactions
Shares sold	152,647	360,348
Shares issued in reinvestment of distributions	—	73,138
Shares redeemed	(59,256)	(220,822)
Net increase in shares outstanding	93,391	212,664

18	See accompanying notes which are an integral part of these financial statements.

BFS Equity Fund
Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended Nov. 30, 2019 (Unaudited)		For the Year Ended May 31, 2019	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
Selected Per Share Data:
Net asset value, beginning of period	$15.40		$14.96	$13.01	$11.55	$11.69	$10.73
Income from investment operations:
Net investment income	0.02		0.04	0.04	0.04	0.04	0.02
Net realized and unrealized gain/(loss) on investments	2.04		0.90	1.96	1.47	(0.15)	0.97
Total from investment operations	2.06		0.94	2.00	1.51	(0.11)	0.99
Less distributions to shareholders from:
Net investment income	—		(0.04)	(0.04)	(0.05)	(0.03)	(0.03)
Net realized gains	—		(0.46)	(0.01)	—	—	—
Total distributions	—		(0.50)	(0.05)	(0.05)	(0.03)	(0.03)
Net asset value, end of period	$17.46		$15.40	$14.96	$13.01	$11.55	$11.69
Total Return(a)	13.38	%(b)	6.84%	15.36%	13.15%	(0.91)%	9.27%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$42,409		$35,960	$31,750	$27,185	$23,884	$20,167
Ratio of net expenses to average net assets	1.25	%(c)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets before waiver and reimbursement	1.51	%(c)	1.57%	1.65%	1.75%	1.86%	2.26%
Ratio of net investment income to average net assets	0.22	%(c)	0.28%	0.26%	0.35%	0.43%	0.30%
Portfolio turnover rate	12.19	%(b)	38.71%	38.17%	47.82%	49.38%	51.17%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(b)	Not annualized.
(c)	Annualized.

See accompanying notes which are an integral part of these financial statements.	19

BFS Equity Fund
Notes to the Financial Statements (Unaudited)

November 30, 2019

NOTE 1. ORGANIZATION

The BFS Equity Fund (the “Fund”) was organized as an open-end diversified series of Valued Advisers Trust (the “Trust”) on July 23, 2013 and commenced operations on November 8, 2013. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Bradley, Foster & Sargent, Inc. (the “Adviser”). The investment objective of the Fund is long-term appreciation through growth of principal and income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended November 30, 2019, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statement of operations when incurred. During the six months ended November 30, 2019, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

20

BFS Equity Fund
Notes to the Financial Statements (Unaudited) (continued)

November 30, 2019

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Share Valuation – The NAV is calculated each day the New York Stock Exchange is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect

21

BFS Equity Fund
Notes to the Financial Statements (Unaudited) (continued)

November 30, 2019

the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt

22

BFS Equity Fund
Notes to the Financial Statements (Unaudited) (continued)

November 30, 2019

issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2019:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$41,556,709	$—	$—	$41,556,709
Money Market Funds	848,228	—	—	848,228
Total	$42,404,937	$—	$—	$42,404,937

(a)	Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement on behalf of the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund. For the six months ended November 30, 2019, the Adviser earned a fee of $149,541 from the Fund before the waivers described below. At November 30, 2019, the Fund owed the Adviser $17,179.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses until September 30, 2020, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “acquired funds fees and expenses”) do not exceed 1.00%.

Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. The contractual agreement is in effect through September 30, 2020.

23

BFS Equity Fund
Notes to the Financial Statements (Unaudited) (continued)

November 30, 2019

The expense cap may not be terminated prior to this date except by mutual consent of the Adviser and the Board. For the six months ended November 30, 2019, the Adviser waived fees of $52,581.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions, are as follows:

Recoverable through
May 31, 2020	$57,961
May 31, 2021	117,155
May 31, 2022	110,755
November 30, 2022	52,581

The Trust retains Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”) to provide the Fund with administration and compliance (including a chief compliance officer), fund accounting, and transfer agent services, including all regulatory reporting. For the six months ended November 30, 2019, the Administrator earned fees of $19,000 for administration and compliance services, $12,500 for fund accounting services and $9,000 for transfer agent services. At November 30, 2019, the Fund owed the Administrator $6,751 for such services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Ultimus, acts as the distributor of the Fund’s shares.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of shareholder support services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 fees”). The Fund or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. For the six months ended November 30, 2019, 12b-1 fees incurred by the Fund were $49,847. The Fund owed $17,106 for 12b-1 fees as of November 30, 2019.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended November 30, 2019, purchases and sales of investment securities, other than short-term investments, were $7,107,035 and $4,714,978, respectively.

There were no purchases or sales of long-term U.S. government obligations during the six months ended November 30, 2019.

24

BFS Equity Fund
Notes to the Financial Statements (Unaudited) (continued)

November 30, 2019

NOTE 6. FEDERAL TAX INFORMATION

At November 30, 2019, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$14,167,365
Gross unrealized depreciation	(21,241)
Net unrealized appreciation on investments	$14,146,124
Tax cost of investments	$28,258,813

At November 30, 2019, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

The tax character of distributions paid for the fiscal year ended May 31, 2019, the Fund’s most recent fiscal year end, was as follows:

Distributions paid from:
Ordinary income(a)	$83,219
Long-term capital gains	1,030,144
Total distributions paid	$1,113,363

(a)	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

At May 31, 2019, the components of accumulated earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$39,481
Undistributed long-term capital gains	420,579
Unrealized appreciation on investments	9,569,901
Total	$10,029,961

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

25

BFS Equity Fund
Notes to the Financial Statements (Unaudited) (continued)

November 30, 2019

NOTE 8. SUBSEQUENT EVENTS

Effective December 31, 2019, the Fund’s principal underwriter and distributor, Unified Financial Securities, LLC, (“Unified”) merged with and into Ultimus Fund Distributors, LLC (“UFD”). On that date, the distribution agreement pursuant to which Unified served as the principal underwriter of the Fund automatically terminated and was, with the Board’s approval, replaced with a new distribution agreement on substantially the same terms, except that UFD is the new principal underwriter.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no additional items requiring adjustment of the financial statements or additional disclosure.

26

BFS Equity Fund
Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 through November 30, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$1,133.80	$ 6.67	1.25%
Hypothetical(b)	$1,000.00	$1,018.82	$ 6.31	1.25%

(a)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

27

BFS Equity Fund
Investment Advisory Agreement Approval
(Unaudited)

At a meeting held on June 5-6, 2019, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “BFS Agreement”) between Valued Advisers Trust (the “Trust”) and Bradley, Foster & Sargent, Inc. (“BFS”) with respect to the BFS Equity Fund (the “Fund”). BFS provided written information to the Board to assist the Board in its considerations.

Counsel reminded the Trustees of their fiduciary duties and responsibilities as summarized in a memorandum from his firm, including the factors to be considered, and the application of those factors to BFS. In assessing the factors and reaching its decision, the Board took into consideration information furnished by BFS and the Trust’s other service providers for the Board’s review and consideration throughout the year, as well as information specifically prepared or presented in connection with the annual renewal process, including: (i) reports regarding the services and support provided to the Fund and its shareholders by BFS; (ii) quarterly assessments of the investment performance of the Fund by personnel of BFS; (iii) commentary on the reasons for the performance; (iv) presentations by BFS addressing its investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Fund and BFS; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of BFS; and (vii) a memorandum from trust counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the BFS Agreement. The Board also requested and received materials including, without limitation: (a) documents containing information about BFS, including its financial information; a description of its personnel and the services it provides to the Fund; information on BFS’ investment advice and performance; summaries of the Fund’s expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Fund; and (c) the benefits to be realized by BFS from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration of the BFS Agreement, and each Trustee may have afforded different weight to the various factors.

1.

The nature, extent, and quality of the services to be provided by BFS. The Board considered BFS’s responsibilities under the BFS Agreement. The Trustees considered the services being provided by BFS to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, its coordination of services for the Fund among the Fund’s service providers, and its efforts to promote the Fund and grow its assets. The Trustees considered BFS’s continuity of, and commitment to retain qualified personnel, commitment to maintain and enhance its resources and systems, and options that allow the Fund to maintain its goals, and BFS’s continued cooperation with the Board and counsel for the Fund. The Trustees considered BFS’s personnel, including their education and experience. After considering the foregoing information and

28

BFS Equity Fund
Investment Advisory Agreement Approval (Unaudited)(continued)

further information in the Meeting materials provided by BFS, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by BFS were satisfactory and adequate for the Fund.

2.

Investment Performance of the Fund and BFS. The Trustees compared the performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, with aggregated peer group data, as well as with the performance of the Fund’s benchmark. The Trustees also considered the consistency of BFS’s management of the Fund with its investment objectives, strategies, and limitations. The Trustees noted that the Fund had outperformed as compared to its benchmark for the year-to-date and one-year periods ended March 31, 2019, but underperformed the benchmark for the three-year, five-year, and since inception periods ended on that date. They also noted that the Fund had outperformed as compared to its Morningstar category for the one-month and one-year periods ended March 31, 2019, but had underperformed for the three-month, three-year and five year periods. With regard to the custom peer group, the Trustees noted that the Fund had outperformed as compared to the average and median for the one-month, three-month, and one-year periods ended March 31, 2019, and had underperformed for the three-year period. With regard to the five-year period, the Trustees noted that the Fund had outperformed as compared to the average, but underperformed as compared to the median. The Board reviewed the performance of BFS in managing a composite with investment strategies similar to that of the Fund and observed that the Fund’s performance was above the composite for the year-to-date period ended March 31, 2019, and below the composite for the calendar year 2018. The Trustees took into consideration discussions with representatives of BFS regarding the reasons for the performance of the Fund. After further reviewing and discussing these and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and BFS was satisfactory.

3.

The costs of the services to be provided and profits to be realized by BFS from the relationship with the Fund. The Trustees considered: (1) BFS’s financial condition; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of management fee payments. The Trustees reviewed information provided by BFS regarding its profits associated with managing the Fund, noting that BFS is currently waiving a large portion of its management fee. The Trustees also considered potential benefits for BFS in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the Fund’s management fee was above the average and median management fees of its Morningstar category. The Trustees also noted that the Fund’s net expense ratio was also above that of the average and median of its category, taking into consideration BFS’s contractual commitment to limit the expenses of the Fund. When comparing the Fund’s fees to those of its custom peer group, the Trustees noted that the Fund’s management

29

BFS Equity Fund
Investment Advisory Agreement Approval (Unaudited)(continued)

fee was below the average and equal to the median. They also noted that the Fund’s net expense ratio was slightly above both the average and median of the peer group. Based on the foregoing, the Board concluded that the fees to be paid to BFS by the Fund and the profits to be realized by BFS, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by BFS.

4.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. The Board considered the Fund’s fee arrangements with BFS. The Board considered that while the management fee remained the same at all asset levels, the Fund’s shareholders experienced benefits from the Fund’s expense limitation arrangement. The Trustees noted that once the Fund’s expenses fell below the cap set by the arrangement, the shareholders would continue to benefit from economies of scale under the Fund’s arrangements with other service providers to the Fund, and the Trustees attributed this benefit, in part, to the direct and indirect efforts of BFS at the inception of the Fund to ensure that a cost structure was in place that was beneficial for the Fund as it grew. In light of its ongoing consideration of the Fund’s asset and fees levels and expectations for growth, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by BFS.

5.

Possible conflicts of interest and benefits to BFS. In considering BFS’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or BFS’s other accounts; and the substance and administration of BFS’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to BFS’s potential conflicts of interest. The Trustees noted that BFS may utilize soft dollars and the Trustees noted BFS’s policies and processes for managing the conflicts of interest that could arise from soft dollar arrangements. The Trustees noted other potential benefits to BFS, including the fact that the Fund provides an attractive vehicle for smaller accounts, which may increase the total assets under management by BFS. Based on the foregoing, the Board determined that the standards and practices of BFS relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by BFS in managing the Fund were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the BFS Agreement.

30

FACTS	WHAT DOES BFS EQUITY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (855) 575-2430

31

Who we are
Who is providing this notice?	BFS Equity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Bradley, Foster & Sargent, Inc, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

32

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Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (855) 575-2430 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson
Ira P. Cohen
Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President
Gregory T. Knoth, Principal Financial Officer and Treasurer
Martin R. Dean, Interim Chief Compliance Officer
Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

Bradley, Foster & Sargent, Inc.
185 Asylum Street, City Place II
Hartford, CT 06103

DISTRIBUTOR

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank
41 South High Street
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

LSOFX

LS Opportunity Fund

SEMI-ANNUAL REPORT

November 30, 2019

LONG SHORT | ADVISORS

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this report. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (877) 336-6763 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (877) 336-6763. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

To Shareholders of the LS Opportunity Fund,

Long Short Advisors, LLC, the adviser of the LS Opportunity Fund (“LSOFX” or the “Fund”), focuses on investing in undiscovered, boutique investment strategies not readily available to the everyday investor. Our mutual fund gives investors access to investment strategies through a mutual fund format that provides daily liquidity, low initial investment minimums, more portfolio transparency, lower fees, and access to what we believe are some of the best investment and hedge fund managers in the business.

The characteristics that we look for in a manager include the following:

●	Track Record: a long-term proven track record
●	Capacity Constrained: managers willing to close to new investors before they get too big
●	Skin in the Game: managers that have a significant amount of their own money in the strategy
●	Undiscovered: managers not readily available to everyday investors

Prospector Partners, LLC (“Prospector”), based in Guilford, CT, is the sub-adviser of the Fund. Prospector has a long/short hedge fund track record that spans 20 years with a substantially similar investment objective to LSOFX and brings its experience to the Fund in a daily liquid mutual fund format with a goal of downside protection and a consistency of returns.

The Fund aims to generate long-term capital appreciation by investing in both individual company long and short positions within a portfolio consisting of primarily publicly traded common stock, with less net exposure than that of the stock market in general. Through extensive research, risk management, no leverage in the long book, and a targeted net exposure range of 50%-80%, the Fund strives to preserve capital while consistently delivering solid risk adjusted returns and managing volatility. For additional information, please visit our website at www.longshortadvisors.com.

We’re Seeing Stars

The LS Opportunity Fund (Institutional Class: LSOFX) received an Overall rating of ‘5 Stars’ from Morningstar, out of 198 funds in the U.S. Fund Long-Short Equity Category, based on historical risk-adjusted returns as of 11/30/2019.

The following risk return graphs also show what a great job sub-adviser Prospector Partners has been doing since taking over the management of the Fund on 5/31/2015.

Risk-Adjusted Return vs Peer Group
Period from 5/31/2015 – 11/30/2019
Risk-Adjusted Returns - Preferred Quadrant = Upper Left
Analysis of Peer Group (5%-95%): Open End Funds - U.S. - Long-Short Equity

Source: Morningstar Direct

Consistency Measures vs Peer Group
Period from 5/31/2015 – 11/30/2019
Consistency of Risk Adjusted Returns - Preferred Quadrant = Upper Right
Analysis of Peer Group (5%-95%): Open End Funds - U.S. - Long-Short Equity

Source: Morningstar Direct

As of 11/30/2019, LSOFX average annual returns are 8.61% for the one year period, 5.56% for the 5 year period, and 6.59% for the period since inception on 9/30/2010.

Annualized Returns vs Peer Group
As of 11/30/2019

Source: Morningstar Direct

Management’s Discussion of Fund Performance and Positioning

Performance

For the six-month period ended November 30, 2019 (the “Period”), the LS Opportunity Fund returned 5.83%, while the HFRX Equity Hedge Index (“HFRX”) returned 4.65% and the S&P 500® Index (“S&P 500”) returned 15.26%.

Performance of LSOFX, S&P 500 and HFRX
During the Six-Month Period Ended November 30, 2019

Performance Since Prospector Became Sub-Adviser of LSOFX
(June 2015 - November 2019)

Positioning

“Debt, we’ve learned, is the match that lights the fire of every crisis. Every crisis has its own set of villains - pick your favorite: bankers, regulators, central bankers, politicians, overzealous consumers, credit rating agencies - but all require one similar ingredient to create a true crisis: too much leverage.” – Andrew Ross Sorkin

“Only when the tide goes out do you discover who has been swimming naked.” – Warren E. Buffett

Corporate Debt

An accommodative monetary policy does not come without costs. The most obvious being the dependency on cheap and abundant debt. Nonfinancial corporate debt as a percentage of GDP is higher today than before the financial crisis. While the credit environment is strong and we aren’t forecasting impending doom, current debt levels instill caution. This is especially the case given the outlook for slower economic growth coupled with the ongoing trade war and political uncertainty. We are also concerned with the higher formation of distressed debt in recent months. Today, the ratio of high yield debt trading at distressed levels has risen to nearly 10%, a sharp jump from 6% in July.

Ironically, our greatest area of concern is lower-rated investment-grade credits (i.e. BBB-rated debt). Today, the U.S. BBB bond market exceeds $3.1 trillion and accounts for fully 53% of all investment grade bonds ($7 trillion of BBB-rated debt is outstanding on a global basis).

In context, there is over 5x more domestic BBB debt today versus pre-crisis levels, while non-investment grade debt has “only” doubled. Those bonds closest to the precipice of non-investment grade status, the BBB-minus issuers, comprise 27% of the BBB category, up from 23% in 2007, a dollar increase of 7x. The growth in this most vulnerable BBB-minus sector is headlined by energy, healthcare, and industrial borrowers.

Interestingly, the number of BBB issuers is relatively unchanged for over a decade, indicative of the BBB cohort taking on additional leverage. That said, part of the growth is explained by the change in the composition of BBB issuers. Post financial crisis, multiple financial institutions with massive balance sheets were downgraded to BBB, although to be fair, most of these are BBB plus, three full notches above high yield. Citigroup alone explains 14% of total BBB debt growth since 2010. While some financial institutions “belong” in the BBB category, we would argue traditional banks such as Citigroup do not, as they now have enhanced regulatory oversight, better liquidity profiles, and carry significant excess capital. Additionally, high-risk lending activities have shifted from the banks to “shadow lenders” post-crisis. Alternative asset managers, credit funds, specialty finance companies, and BDCs (business development companies) originate a large portion of this risky debt and often with “covenant-lite” structures. You can rest assured that we have avoided investing in these non-traditional entities.

What does a recession look like for the BBB issuers? Post the 2001 recession, 15% of BBB issuers realized downgrades to high-yield status in the following three years. In 2008, that figure was 11%. However, in both recessions, over 40% of issuers were labeled as having the potential of being downgraded to high yield. The next recession could be more material for BBB issuers given the staggering growth of debt versus prior cycles, and the higher weighting of BBB-minus within the cohort. Not surprisingly, we’ve conservatively positioned your portfolio toward A-rated or better companies. Excluding BBB+ issuers (which must be downgraded three notches before becoming junk) and non-rated companies, only 25% of your weighted long portfolio is rated BBB or lower with a mere 3% collective exposure to non-investment grade issuers. If these BBB-minus bonds are downgraded just one notch, the issuers will be considered “high yield.” This will result in materially higher borrowing costs, increased investor scrutiny, reduced access to the credit markets, and (all else being equal) lower net earnings.

Consumer Debt

Consumer debt is also an area of concern, but to a lesser extent. Domestic consumer debt is now $14 trillion – above levels realized prior to the financial crisis. However, real GDP has increased over 20% since then, which supports a higher debt level. Additionally, the credit profiles of consumers are stronger and subprime borrowings are at reasonable levels. While the majority of consumer debt remains in the form of secured mortgages, the composition of the remaining has changed. Auto loans have grown disproportionately, nearly doubling to $1.2 trillion since post-crisis lows. Despite recent worries, credit quality has held up and lenders have tightened their standards. Also concerning is the growth in student debt which has tripled since 2007 to $1.6 trillion. While not an immediate concern, it is a long-term problem as debt incurred today restricts future growth. In your portfolio, we have avoided consumer finance stocks given the inferior risk/reward dynamic. At this point in the cycle, we favor investing in traditional banks which carry lower risk with upside potential given a positive loan growth outlook, strong underlying credit quality, and attractive shareholder-return policies.

Another form of consumer leverage is margin debt. Today, it stands shy of $600 billion as compared to $450 billion at the start of the 2008 recession and over $400 billion at the height of the tech bubble. On a margin debt/GDP basis, we are in-line with peaks realized during the tech bubble and the year prior to the financial crisis. While margin debt/GDP has been elevated for several years, it remains an area of concern and will exacerbate market corrections as realized in the recent Q4 2018 sell-off.

Government Debt

Today, national debt/GDP is 104% as compared to 63% in 2007 and projected to represent 144% of GDP by 2049. The national debt is akin to student loans – while not an immediate concern, it could become a major problem. The higher the debt burden, the greater the servicing costs which could otherwise be used for other expenditures. To illustrate the severity, if interest rates are one percentage point higher versus projections the debt/GDP burden will reach 200% by 2049 (likewise if GDP growth undershoots projections). At this level, a combination of fiscal tightening, further debt issuance, and quantitative easing may be needed - which will likely have negative implications on the economy.

To put national debt in a global context, the United States is one of the most indebted nations in the G-20. The only countries more indebted are Japan at 236% of GDP and Italy at 132% of GDP. Going forward, investors may shift allocations to less-indebted countries such as the United Kingdom, Canada, Australia, Germany, South Korea, China and, over the long term, to emerging economies such as India, Brazil, and Indonesia. This could result in higher national borrowing costs and a slower growth rate for the United States.

A Hiccup in the Repo Market

Near the end of the third quarter, the overnight funding market (commonly referred to as the “repo market” – where banks go to obtain short-term funding) exhibited a level of instability not seen since the financial crisis. In summary, approximately $150 billion in corporate tax payments came due at the same time as U.S. Treasuries being auctioned. Consequently, there was an outflow of bank deposits from the private sector (potentially also exacerbated by withdrawals by depositors making payments for quarterly individual tax estimates). As bank deposits/reserves were depleted, the cost of funding in the repo (short for repurchase) market spiked above Fed funds on multiple occasions to as high as 9% due to the reduction in liquidity. In response, the Federal Reserve is intervening by offering a daily borrowing line which has reduced the cost of borrowing toward the desired range of Fed funds.

In the short term, the Fed has stabilized the market and this incident is being viewed as a simple “glitch.” However, we believe there is elevated risk of additional liquidity shortages going forward. One driver being the implementation of Dodd-Frank and Basel III regulations. These regulations force banks to hold large amounts of liquid assets and de-emphasize growth, causing banks to reduce lending activities. This exacerbated the recent liquidity crunch as large banks did not lend money overnight despite advantageous rates. Another risk factor is cash is in short supply since the Fed began quantitative tightening - shrinking its balance sheet by nearly 40% since 2017. As the Fed reduced its balance sheet, it also reduced the amount of cash in the banking system. Less cash in the banking system equates to a greater chance of overnight liquidity shortages.

Equity Markets / Portfolio Implications

Clearly, the Fed has fueled a leveraging cycle since it began to employ its accommodative monetary policies. It’s a virtual certainty that we will go through a credit/deleveraging cycle of some form in the future. While we have little ability in predicting the cycle, we can evaluate corporate balance sheets with scrutiny. It should come as no surprise that your portfolio is largely invested in companies with conservative balance sheets that should exhibit resilience through a credit/economic cycle while exhibiting attractive earnings growth in the current environment.

Since the business cycle is not extinct, inevitably, a credit cycle will accompany an economic downturn. This will create an opportunity for us to establish short positions in lenders who are characterized by optimistic marks on their loan books, lax underwriting standards and, as a result, thin capital levels. We will also likely find opportunities to sell short leveraged life insurers who are large holders of public debt issues.

Additionally, and specifically related to the overnight funding situation, we tend to favor banks which hold significant excess capital, have “vanilla” balance sheets, a low dependency on overnight borrowings, and small enough to be exempt from onerous regulatory requirements. While not immune, we expect your holdings to be more resilient to any potential stress in the money markets. That said, we are hopeful this liquidity issue will abate over time. The Federal Reserve will let its balance sheet expand over time which will inject cash into the system, thereby improving liquidity. Furthermore, there is momentum from the Federal Reserve and OCC behind scrapping a margin requirement rule which would free up $40 billion in capital for lending activities among other proposed reforms.

Outlook

After a ten-year post-financial crisis period of consistent underlying conditions for equity investing, fundamentals are shifting. Modestly slowing economic growth and macro concerns have given investors pause and led to a rerating of certain risk assets. Regardless, the U.S. economy remains fundamentally healthy and continues to be a global leader.

Interest and mortgage rates continue near historically low levels, having retraced by over 160 basis points from the October 2018 highs as inflation remains benign and economic growth moderates. Although we are clearly late in the economic cycle, the odds of a 2020 recession without a full-blown trade war seem low.

Investment-grade corporations have decent balance sheets and are currently producing acceptable free cash flows. We are carefully monitoring aggregate corporate debt levels (especially the BBB- debt which is a single notch above junk status), which now sit above pre-2008 crisis levels. The 2018 corporate tax cuts and the ability to repatriate foreign cash holdings should continue to drive higher employment, M&A activity, and capital returns including buybacks and dividends. Profit margins remain near all-time high levels, currently 10%, and look to be at some risk from higher wages and input costs.

In our estimation, equity valuations have quickly bounced back to elevated levels. During the last four months of 2018, we moved to the seventh decile from the tenth decile on trailing operating earnings only to rebound back to the ninth decile. Equities look most reasonable when comparing earnings yields to Treasury or even high-grade corporate bond yields. In any case, the values inherent in your portfolio should attract acquirers and other investors over time. Meanwhile, we believe equities are a superior asset allocation alternative to bonds over the longer term.

Steadfast, we remain committed to making you money while protecting your wealth.

Long Book

Top Positions

At Period’s end, the Fund contained 69 long positions in the portfolio representing companies with what management believes represents long-term value and favorable characteristics such as a discount to market value, attractive free cash flow yields, and strong balance sheets. The Fund’s top 10 long positions represented approximately 28% of the portfolio and included Aflac (AFL), Berkshire Hathaway (BRK.B), Brown & Brown (BRO), Globe Life (GL), Microsoft (MSFT), Nestle (NESN), PNC Financial (PNC), Progressive (PGR), RenaissanceRe (RNR), and US Bancorp (USB).

Short Book

Top Positions

The Fund’s short book at Period’s end contained 39 individual companies that have business model challenges, excessive valuations, and/or potential balance sheet issues. The Fund’s top 10 short positions represented approximately 13% of the portfolio.

Final Thoughts from Long Short Advisors

Given their recent net exposure range of 50%-65% (57% at the end of the Period), we at Long Short Advisors believe Prospector Partners has done well in delivering on their objective of positive returns with significantly less volatility than the S&P 500 equity market (while also outperforming the HFRX Equity Hedge Index). Having worked with the team at Prospector Partners for nearly 15 years in various capacities, we are extremely encouraged by their focus on the opportunities they are seeing on both the long and short side of the portfolio. It is our feeling that there is no bad time to invest with Prospector Partners in this core long/ short strategy. However, we do also feel there can be great times. As we look ahead, we are encouraged by their positioning to capitalize on a return to volatility, normalized interest rates and a resurgence of value relative to growth. Thank you for your consideration and we look forward to working for you in 2020.

Mutual Fund investing involves risk and principal loss is possible. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-877-336-6763. The Fund is distributed by Ultimus Fund Distributors, LLC.

Investment in shares of a long/short equity fund has the potential for significant risk and volatility. A short equity strategy can diminish returns in a rising market as well as having the potential for unlimited losses. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For performance current to the most recent month end, call 1-877-336-6763.

Investment Results (Unaudited)

Average Annual Total Returns(a) (For the periods ended November 30, 2019)
	Six Months	One Year	Three Year	Five Year	Since Inception (September 30, 2010)
LS Opportunity Fund	5.83%	8.61%	7.60%	5.56%	6.59%
S&P 500® Index(b)	15.26%	16.11%	14.88%	10.98%	14.03%
HFRX Equity Hedge Index(c)	4.65%	4.75%	2.97%	1.16%	0.94%

Total annual operating expenses, as disclosed in the LS Opportunity Fund’s (the “Fund”) prospectus dated September 28, 2019, were 3.13% of average daily net assets (2.91% after fee waivers and expense reimbursements by Long Short Advisors, LLC (the “Adviser”)). The Adviser has entered into an expense limitation agreement, pursuant to which it will waive its fees and/or reimburse other expenses of the Fund until September 30, 2020, so that Total Annual Fund Operating Expenses does not exceed 1.95%. This operating expense limitation does not apply to borrowing costs such as interest and dividends on securities sold short, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Each fee waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to May 28, 2015, the Fund’s performance was attributable to a previous sub-adviser. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 336-6763.

(a) Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions, if any. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b) The S&P 500® Index (“Index”) is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c) The HFRX Equity Hedge Index is compiled by Hedge Fund Research, Inc. It is comprised solely of hedge funds, and is designed to be representative of the overall composition of the hedge fund universe implementing a long/short equity strategy. The index is not available for direct investment.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (877) 336-6763. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Fund Holdings (Unaudited)

Sector Exposure (11/30/2019)
(Based on Net Assets)

	Long	Short	Gross	Net
Consumer Discretionary	5.49%	-1.59%	7.08%	3.90%
Consumer Staples	10.19%	-6.59%	16.78%	3.60%
Energy	3.34%	0.00%	3.34%	3.34%
Financials	42.34%	-19.59%	61.93%	22.75%
Health Care	6.47%	-1.63%	8.10%	4.84%
Industrials	5.91%	-0.72%	6.63%	5.19%
Information Technology	10.39%	0.00%	10.39%	10.39%
Materials	1.95%	0.00%	1.95%	1.95%
Real Estate	0.93%	0.00%	0.93%	0.93%
Total Sector Exposure	87.01%	-30.12%	117.13%	56.89%
Money Market & Other Investments	11.67%	-0.41%	12.08%	11.26%

The LS Opportunity Fund seeks to generate long-term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general.

Availability of Portfolio Schedules (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.

LS Opportunity Fund
Schedule of Investments
November 30, 2019 (Unaudited)

Common Stocks - Long - Domestic — 69.40%	Shares	Fair Value
Consumer Discretionary — 4.84%
Darden Restaurants, Inc.	9,200	$1,089,649
eBay, Inc.(a)	20,100	713,952
Home Depot, Inc. (The)(a)	4,210	928,347
Hyatt Hotels Corporation, Class A(a)	4,600	371,680
Lowe’s Companies, Inc.(a)	10,700	1,255,217
		4,358,845
Consumer Staples — 5.65%
Church & Dwight Company, Inc.(a)	19,300	1,355,632
Coca-Cola Company (The)(a)	13,800	736,920
Colgate-Palmolive Company(a)	18,600	1,261,452
J.M. Smucker Company (The)	5,800	609,522
Mondelez International, Inc., Class A(a)	21,500	1,129,610
		5,093,136
Energy — 2.08%
Hess Corporation(a)	5,880	365,089
Noble Energy, Inc.(a)	25,300	525,228
Schlumberger Ltd.	27,300	988,260
		1,878,577
Financials — 35.75%
Aflac, Inc.(a)	37,500	2,056,500
Arthur J. Gallagher & Company(a)	14,000	1,305,780
Berkshire Hathaway, Inc., Class B(a) (b)	13,630	3,002,689
Brookline Bancorp, Inc.	46,000	738,300
Brown & Brown, Inc.(a)	77,400	2,921,076
Cboe Global Markets, Inc.	6,900	820,410
Central Pacific Financial Corporation(a)	23,800	691,628
Cincinnati Financial Corporation(a)	7,350	786,818
Citigroup, Inc.(a)	17,300	1,299,576
Fifth Third Bancorp	14,900	449,831
Globe Life, Inc.(a)	20,200	2,075,752
Hanover Insurance Group, Inc. (The)(a)	9,260	1,258,712
Jefferies Financial Group, Inc.(a)	26,500	553,850
Kearny Financial Corporation	21,700	305,970
KeyCorp(a)	65,500	1,270,045
Mercury General Corporation(a)	19,100	935,518

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Investments – continued
November 30, 2019 (Unaudited)

Common Stocks - Long - Domestic — 69.40% - continued	Shares	Fair Value
Financials — 35.75% - continued
PJT Partners, Inc., Class A(a)	15,400	$656,348
PNC Financial Services Group, Inc. (The)(a)	20,980	3,214,346
Primerica, Inc.(a)	9,490	1,270,142
ProAssurance Corporation	17,800	669,280
Progressive Corporation (The)(a)	25,100	1,833,555
Selective Insurance Group, Inc.(a)	12,400	821,128
U.S. Bancorp(a)	37,600	2,257,128
Voya Financial, Inc.(a)	17,600	1,025,728
		32,220,110
Health Care — 4.04%
Abbott Laboratories(a)	12,600	1,076,670
Johnson & Johnson(a)	6,940	954,181
Merck & Company, Inc.(a)	18,500	1,612,829
		3,643,680
Industrials — 4.60%
CIRCOR International, Inc.(a) (b)	9,000	399,240
Eaton Corporation plc(a)	14,400	1,332,000
Illinois Tool Works, Inc.	3,720	648,508
Kirby Corporation(a) (b)	7,600	641,212
United Technologies Corporation(a)	7,560	1,121,450
		4,142,410
Information Technology — 10.39%
FLIR Systems, Inc.(a)	19,800	1,060,488
Leidos Holdings, Inc.(a)	16,000	1,453,440
Maxim Integrated Products, Inc.	7,700	436,359
Microsoft Corporation(a)	15,550	2,353,959
Oracle Corporation	16,900	948,766
Paychex, Inc.(a)	9,200	792,304
PayPal Holdings, Inc.(a) (b)	7,900	853,279
Science Applications International Corporation(a)	13,900	1,186,365
Xilinx, Inc.(a)	3,000	278,340
		9,363,300
Materials — 1.12%
Newmont Mining Corporation(a)	26,400	1,013,760

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Investments – continued
November 30, 2019 (Unaudited)

Common Stocks - Long - Domestic — 69.40% - continued	Shares	Fair Value
Real Estate — 0.93%
Cousins Properties, Inc.(a)	9,630	$389,919
Howard Hughes Corporation (The)(b)	4,060	448,264
		838,183
TOTAL COMMON STOCKS - LONG - DOMESTIC (Cost $52,025,155)		62,552,001

Common Stocks - Long - International — 17.61%
Consumer Discretionary — 0.65%
William Hill plc	251,800	581,893

Consumer Staples — 4.54%
Carlsberg A/S, Series B	4,005	576,105
Nestlé S.A.	19,900	2,068,546
Swedish Match AB	30,200	1,446,538
		4,091,189
Energy — 1.26%
Suncor Energy, Inc.(a)	36,300	1,139,820

Financials — 6.59%
Axis Capital Holdings Ltd.(a)	29,700	1,757,646
Lancashire Holdings Ltd.	109,600	1,052,374
RenaissanceRe Holdings Ltd.(a)	16,590	3,124,394
		5,934,414
Health Care — 2.43%
Medtronic plc(a)	10,700	1,191,873
Roche Holdings AG	3,230	995,745
		2,187,618
Industrials — 1.31%
Pentair plc	26,600	1,179,710

Materials — 0.83%
Agnico Eagle Mines Ltd.(a)	12,500	745,000
TOTAL COMMON STOCKS - LONG - INTERNATIONAL (Cost $13,656,500)		15,859,644

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Investments – continued
November 30, 2019 (Unaudited)

Common Stocks - Long - International — 17.61% - continued	Shares	Fair Value
Money Market Funds — 11.67%
Invesco Treasury Portfolio, Institutional Class, 1.52%(c)	10,518,192	$10,518,192
TOTAL MONEY MARKET FUNDS (Cost $10,518,192)		10,518,192
TOTAL INVESTMENTS — 98.68% (Cost $76,199,847)		88,929,837
Other Assets in Excess of Liabilities — 1.32%		1,188,796
NET ASSETS — 100.00%		$90,118,633

(a)	All or a portion of the security is held as collateral for securities sold short. The fair value of this collateral on November 30, 2019, was $41,084,692.
(b)	Non-income producing security.
(c)	Rate disclosed is the seven day effective yield as of November 30, 2019.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Securities Sold Short
November 30, 2019 (Unaudited)

Common Stocks - Short - Domestic — (20.87)%	Shares	Fair Value
Consumer Discretionary — (1.59)%
M.D.C. Holdings, Inc.	(16,244)	$(642,775)
McDonald’s Corporation	(2,360)	(458,973)
Tesla, Inc.(a)	(515)	(169,919)
Toll Brothers, Inc.	(3,900)	(156,663)
		(1,428,330)
Consumer Staples — (6.10)%
Clorox Company (The)	(4,720)	(699,646)
Constellation Brands, Inc., Class A	(1,380)	(256,763)
Kellogg Company	(8,300)	(540,496)
Kimberly-Clark Corporation	(7,060)	(962,560)
Procter & Gamble Company (The)	(8,380)	(1,022,863)
Sysco Corporation	(12,800)	(1,031,040)
Walmart, Inc.	(8,200)	(976,538)
		(5,489,906)
Financials — (10.83)%
Affiliated Managers Group, Inc.	(4,010)	(342,334)
Alleghany Corporation(a)	(1,140)	(889,246)
American International Group, Inc.	(14,200)	(747,772)
Community Bank System, Inc.	(10,300)	(698,855)
Everest Re Group Ltd.	(5,170)	(1,402,414)
Glacier Bancorp, Inc.	(8,400)	(368,340)
Great Western Bancorp, Inc.	(8,600)	(295,582)
Horace Mann Educators Corporation	(14,300)	(620,763)
Markel Corporation(a)	(760)	(863,018)
Principal Financial Group, Inc.	(12,500)	(688,750)
Prudential Financial, Inc.	(11,400)	(1,067,268)
Travelers Companies, Inc. (The)	(6,230)	(851,766)
Trustmark Corporation	(9,900)	(340,164)
Valley National Bancorp	(49,400)	(572,052)
		(9,748,324)
Health Care — (1.63)%
Boston Scientific Corporation(a)	(18,500)	(800,125)
Stryker Corporation	(3,240)	(663,746)
		(1,463,871)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Securities Sold Short – continued
November 30, 2019 (Unaudited)

Common Stocks - Short - Domestic — (20.87)% - continued	Shares	Fair Value
Industrials — (0.72)%
Union Pacific Corporation	(3,700)	$(651,163)
TOTAL COMMON STOCKS - SHORT - DOMESTIC (Proceeds Received $16,950,242)		(18,781,594)

Common Stocks - Short - International — (9.25)%
Consumer Staples — (0.49)%
Anheuser-Busch InBev S.A./N.V. - ADR	(5,600)	(444,360)

Financials — (8.76)%
Canadian Imperial Bank of Commerce	(9,100)	(790,790)
Chubb Ltd.	(6,238)	(944,932)
Comdirect Bank AG	(4,200)	(57,191)
Commonwealth Bank of Australia	(31,705)	(1,733,107)
Intact Financial Corporation	(10,900)	(1,124,032)
Muenchener Rueckversicherungs-Gesellschaft AG	(3,830)	(1,099,590)
Swedbank AB, A Shares	(40,400)	(526,068)
Swiss Re AG	(9,100)	(985,786)
Westpac Banking Corporation	(38,585)	(639,908)
		(7,901,404)
TOTAL COMMON STOCKS - SHORT - INTERNATIONAL (Proceeds Received $7,828,180)		(8,345,764)

Exchange-Traded Funds - Short— (0.41)%
Invesco QQQ Trust Series 1	(1,791)	(367,334)
TOTAL EXCHANGE-TRADED FUNDS - SHORT (Proceeds Received $325,842)		(367,334)
TOTAL SECURITIES SOLD SHORT — (30.53)% (Proceeds Received $25,104,264)		$(27,494,692)

(a)	Non-dividend expense producing security.

ADR – American Depositary Receipt

The sectors shown on the schedule of investments and schedule of securities sold short are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statement of Assets and Liabilities
November 30, 2019 (Unaudited)

Assets
Investments in securities, at fair value (cost $76,199,847) (Note 3)	$88,929,837
Foreign currency (cost $8,414)	8,414
Deposits at broker for securities sold short and options (Note 2)	28,616,763
Receivable for fund shares sold	65,551
Receivable for investments sold	86,007
Dividends and interest receivable	89,341
Tax reclaims receivable	15,405
Prepaid expenses	16,214
Total Assets	117,827,532
Liabilities
Investments in securities sold short, at fair value (proceeds received $25,104,264) (Note 2)	27,494,692
Payable for fund shares redeemed	1,622
Dividend expense payable on short positions	59,734
Payable to Adviser (Note 4)	117,481
Payable to Administrator (Note 4)	9,130
Payable to Trustees	516
Other accrued expenses	25,724
Total Liabilities	27,708,899

Net Assets	$90,118,633

Net Assets consist of:
Paid-in capital	$79,035,861
Accumulated earnings	11,082,772
Net Assets	$90,118,633

Shares outstanding (unlimited number of shares authorized, no par value)	6,052,535
Net asset value, offering and redemption price per share (Note 2)	$14.89

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statement of Operations
For the six months ended November 30, 2019 (Unaudited)

Investment Income
Dividend income (net of foreign taxes withheld of $3,502)	$736,987
Interest income	203,935
Total investment income	940,922
Expenses
Investment Adviser fees (Note 4)	691,066
Dividend expense on securities sold short (Note 2)	277,382
Administration fees (Note 4)	27,358
Fund accounting fees (Note 4)	18,581
Registration expenses	14,570
Legal fees	12,284
Audit and tax preparation expenses	9,250
Transfer agent fees (Note 4)	9,000
Custodian fees	7,790
Printing and postage expenses	7,189
Compliance services fees (Note 4)	6,000
Trustee expenses	3,255
Short sale & interest expense	407
Miscellaneous	17,604
Total expenses	1,101,736
Fees waived by Adviser (Note 4)	(54,819)
Net operating expenses	1,046,917
Net investment loss	(105,995)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	696,164
Foreign currency	(1,357)
Change in unrealized appreciation on:
Investment securities	5,493,314
Securities sold short	(1,645,828)
Foreign currency translations	928
Net realized and change in unrealized gain on investments	4,543,221
Net increase in net assets resulting from operations	$4,437,226

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statements of Changes in Net Assets

	For the Six Months Ended November 30, 2019	For the Year Ended May 31, 2019
	(Unaudited)
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(105,995)	$(91,656)
Net realized gain on investment transactions	694,807	1,406,038
Change in unrealized appreciation on investments	3,848,414	668,002
Net increase in net assets resulting from operations	4,437,226	1,982,384
Distributions to Shareholders from Earnings (Note 2)	—	(1,590,970)
Capital Transactions
Proceeds from shares sold	22,463,674	35,089,641
Reinvestment of distributions	—	1,461,700
Amount paid for shares redeemed	(5,535,386)	(18,147,526)
Net increase in net assets resulting from capital transactions	16,928,288	18,403,815
Total Increase in Net Assets	21,365,514	18,795,229
Net Assets
Beginning of period	68,753,119	49,957,890
End of period	$90,118,633	$68,753,119
Share Transactions
Shares sold	1,546,754	2,520,064
Shares issued in reinvestment of distributions	—	109,327
Shares redeemed	(379,131)	(1,322,231)
Net increase in shares outstanding	1,167,623	1,307,160

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Financial Highlights
(For a share outstanding during each period)

	For the Six Months Ended November 30, 2019		For the Year Ended May 31, 2019	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
	(Unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$14.07		$13.96	$13.44	$12.22	$12.55	$12.72
Investment operations:
Net investment loss	(0.02)		(0.01)	(0.08)	(0.09)	(0.21)	(0.42)
Net realized and unrealized gain on investments	0.84		0.47	1.14	1.31	0.66	0.49
Total from investment operations	0.82		0.46	1.06	1.22	0.45	0.07
Less distributions to shareholders from:
Net realized gains	—		(0.35)	(0.54)	—	(0.78)	(0.24)
Paid in capital from redemption fees(a)	—		—	—	— (b)	— (b)	—
Net asset value, end of period	$14.89		$14.07	$13.96	$13.44	$12.22	$12.55
Total Return(c)(d)	5.83	%(e)	3.44%	7.95%	9.98%	3.80%	0.50%
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$90,119		$68,753	$49,958	$37,616	$25,148	$96,269
Ratio of net expenses to average net assets (f)	2.65	%(g)	2.89%	2.97%	2.88%	2.93%	2.51%
Ratio of expenses to average net assets before waiver and reimbursement(f)	2.79	%(g)	3.11%	3.33%	3.34%	3.92%	2.60%
Ratio of net investment loss to average net assets	(0.27	)%(g)	(0.15)%	(0.82)%	(0.81)%	(1.11)%	(1.72)%
Portfolio turnover rate	19.74	%(e)	40.31%	55.31%	75.09%	89.54%	551.53%

(a)	Prior to September 28, 2016, the Fund charged a 2.00% redemption fee for shares redeemed within 60 days of purchase.
(b)	Rounds to less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Excludes redemption fee.
(e)	Not annualized.
(f)

Includes dividend and interest expense of 0.70% for the six months ended November 30, 2019 and 0.94%, 1.02%, 0.93%, 0.98% and 0.56% for the fiscal years ended May 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(g)	Annualized.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Notes to the Financial Statements
November 30, 2019 (Unaudited)

NOTE 1. ORGANIZATION

The LS Opportunity Fund (the “Fund”) is an open-end, diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Long Short Advisors, LLC (the “Adviser”). The Adviser has retained Prospector Partners, LLC (the “Sub-Adviser”) to serve as the sub-adviser to provide portfolio management and related services to the Fund. The Sub-Adviser receives a fee from the Adviser (not the Fund) for these services. The investment objective of the Fund is to generate long-term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended November 30, 2019, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statement of operations when incurred. During the six months ended November 30, 2019, the Fund did not incur

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2019 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. For financial statement and income tax purposes, the specific identification method is used for determining capital gains or losses. Dividend income and dividend expense are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-dividend date. The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified among the components of net assets upon receipt of Schedules K-1(Form 1065). Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to meet its obligations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2019 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

U.S. dollar equivalent of the amounts actually received or paid. These instruments involve market risk, credit risk, or both in excess of the amount that would be recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Dividends and Distributions - The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Share Valuation – The NAV is calculated each day the New York Stock Exchange is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange-traded funds (ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The amount of loss may exceed the proceeds received in a short sale. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2019 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

short sales expenses are sometimes referred to as the “negative cost of carry,” and will reduce the Fund’s potential return on a short sale. The amount of restricted cash or cash equivalents held at the broker as collateral for securities sold short was $28,616,763 as of November 30, 2019.

Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund.

Purchasing Call Options – The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indexes. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Purchasing Put Options – The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase a put option on an owned underlying security (a “protective put”) as a defensive technique to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire premium paid for the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2019 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Writing Options – The Fund may write covered call options on equity securities that the Fund is eligible to purchase to extend a holding period to obtain long-term capital gain treatment, to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its custodian, cash, or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.

The Fund may write covered put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

Foreign Currency Exchange Contracts – The Fund may engage in foreign currency exchange transactions. The value of the Fund’s portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts, to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with the purchase and sale of foreign portfolio securities. The Fund did not transact in forward foreign currency exchange contracts during the six months ended November 30, 2019.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2019 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Derivative Transactions – The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of November 30, 2019 and the effect of derivative instruments on the Statement of Operations for the six months ended November 30, 2019.

For the six months ended November 30, 2019:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Price Risk:
Options purchased	Net realized gain and change in unrealized appreciation (depreciation) on investment securities	$1,278	$(1,058)

The Fund is not subject to a master netting arrangement and its policy is to not offset assets and liabilities related to its investment in derivatives.

The following summarizes the average ending monthly market value of derivatives outstanding during the six months ended November 30, 2019:

Derivatives	Average Market Value
Options Purchased	$642

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2019 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price, except in the case of a security sold short, in which case the last ask price is utilized. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

Option contracts in which the Fund invests are generally traded on an exchange. Exchange-traded options on securities and indices purchased or sold by a Fund generally will be valued at the mean of the last bid and ask prices. If there is no such reported ask on the valuation date, options are valued at the most recent bid price. If there is no such reported bid on the valuation date, options are valued at the most recent ask price. If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2019 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined by the Adviser, in conformity with policies adopted by and subject to review by the Board. These securities will generally be categorized as Level 2 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2019:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks Domestic (a)	$62,552,001	$—	$—	$62,552,001
Common Stocks International (a)	15,859,644	—	—	15,859,644
Money Market Funds	10,518,192	—	—	10,518,192
Total	$88,929,837	$—	$—	$88,929,837

(a)	Refer to Schedule of Investments for sector classifications.

	Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks Domestic(a)	$(18,781,594)	$—	$—	$(18,781,594)
Common Stocks International(a)	(8,345,764)	—	—	(8,345,764)
Exchange-Traded Funds	(367,334)	—	—	(367,334)
Total	$(27,494,692)	$—	$—	$(27,494,692)

(a)	Refer to Schedule of Securities Sold Short for sector classifications.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2019 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement, manages the Fund’s investments. As compensation for its management services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 1.75% of the Fund’s average net assets. For the six months ended November 30, 2019, the Adviser earned a fee of $691,066 from the Fund before the waivers described below. At November 30, 2019, the Adviser was owed $117,481 from the Fund for advisory services.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend and interest expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses” (i.e., investment companies in which the Fund may invest), and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) do not exceed 1.95% of the average daily net assets of the Fund.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date in which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. The contractual agreement is in effect through September 30, 2020. The expense cap may not be terminated prior to this date except by mutual consent of the Adviser and the Board. For the six months ended November 30, 2019, the Adviser waived fees of $54,819. The amount subject to repayment by the Fund, pursuant to the aforementioned conditions, are as follows:

Recoverable through	Amount
May 31, 2020	$66,787
May 31, 2021	$137,869
May 31, 2022	$136,581
November 30, 2022	$54,819

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2019 (Unaudited)

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS – continued

The Adviser has retained the Sub-Adviser to provide portfolio management and related services to the Fund. The Sub-Adviser receives a fee from the Adviser (not the Fund) for these services.

The Trust retains Ultimus Fund Solutions, LLC (“Ultimus” or the “Administrator”) to provide the Fund with administration, compliance (including a chief compliance officer), fund accounting and transfer agent services, including all regulatory reporting. For the six months ended November 30, 2019, the Administrator earned fees of $27,358 for administration services, $6,000 for compliance services, $18,581 for fund accounting services and $9,000 for transfer agent services. At November 30, 2019, the Fund owed the Administrator $9,130 for such services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”), a wholly owned subsidiary of Ultimus, acts as the distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the six months ended November 30, 2019.

NOTE 5. INVESTMENT TRANSACTIONS

For the six months ended November 30, 2019, purchases and sales of investment securities, other than short-term investments, were $26,816,742 and $18,567,912, respectively.

There were no purchases or sales of long-term U.S. government obligations during the six months ended November 30, 2019.

NOTE 6. FEDERAL TAX INFORMATION

At November 30, 2019, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$13,589,223
Gross unrealized depreciation	(3,503,541)
Net unrealized appreciation on investments	$10,085,682
Tax cost of investments and securities sold short	$51,349,463

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, straddles, constructive sales and return of capital distributions from underlying investments.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2019 (Unaudited)

NOTE 6. FEDERAL TAX INFORMATION – continued

The tax character of distributions paid for the fiscal year ended May 31, 2019, the Fund’s most recent fiscal year end, was as follows:

Distributions paid from:(a)
Ordinary income	$—
Long-term capital gains	1,590,970
Total distributions paid	$1,590,970

(a)	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

At May 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed long-term capital gains	$420,768
Accumulated capital and other losses	(12,758)
Unrealized appreciation on investments	6,237,536
Total accumulated earnings	$6,645,546

Certain qualified late year ordinary losses incurred after December 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended May 31, 2019, the Fund deferred Qualified Late Year Ordinary Losses in the amount of $6,842.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2019 (Unaudited)

NOTE 8. SUBSEQUENT EVENT

Effective December 31, 2019, the Fund’s principal underwriter and distributor, Unified Financial Securities, LLC, (“Unified”) merged with and into Ultimus Fund Distributors, LLC (“UFD”). On that date, the distribution agreement pursuant to which Unified served as the principal underwriter of the Fund automatically terminated and was, with the Board’s approval, replaced with a new distribution agreement on substantially the same terms, except that UFD is the new principal underwriter.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no additional items requiring adjustment of the financial statements or additional disclosure.

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 through November 30, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During Period(a)	Annualized Expense Ratio
Actual	$ 1,000.00	$ 1,058.30	$ 13.66	2.65%
Hypothetical(b)	$ 1,000.00	$ 1,011.73	$ 13.35	2.65%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

FACTS	WHAT DOES LS OPPORTUNITY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (877) 336-6763

Who we are
Who is providing this notice?	LS Opportunity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Long Short Advisors, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (877) 336-6763 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson
Ira P. Cohen
Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President
Gregory T. Knoth, Principal Financial Officer and Treasurer
Martin R. Dean, Interim Chief Compliance Officer
Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

Long Short Advisors, LLC
130 N. 18th Street, 26th floor, Suite 2675
Philadelphia, PA 19103

DISTRIBUTOR

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

CUSTODIAN

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

Item 2. Code of Ethics. NOT APPLICABLE- disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE- disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a)	(1) Not Applicable – filed with annual report

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Valued Advisers Trust

By	/s/ Adam T. Kornegay
Adam T. Kornegay, President and Principal Executive Officer

Date	2/4/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Adam T. Kornegay
Adam T. Kornegay, President and Principal Executive Officer

Date	2/4/2020

By	/s/ Gregory Knoth
Gregory Knoth, Treasurer and Principal Financial Officer

Date	2/4/2020